UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)

(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 22, 2026, DevvStream Corp. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to suspend the Company’s securities from Nasdaq (the “Delist Determination”) based upon (i) the Company’s noncompliance with the $1.00 bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) and (ii) the Company’s failure to demonstrate compliance with Nasdaq’s Listing Rule 5550(b) ( the “Net Income Rule.”). Pursuant to the Delist Determination and absent an immediate stay by the Nasdaq Listing and Hearing Review Council (the “Listing Council”) as discussed below, the Company’s common shares, no par value (the “Common Shares”), will be suspended from trading on Nasdaq at the open of business on June 24, 2026.

The Company intends to request an appeal of the Delist Determination to the Listing Council in accordance with Nasdaq Listing Rule 5820(a). Such request would not stay the suspension of trading in the Common Shares on Nasdaq. If the Common Shares are suspended from Nasdaq, the Company expects that the Common Shares would be immediately eligible for quotation on the Pink Limited Market operated by OTC Markets under its trading symbol: DEVS, which may have a material adverse effect on the trading price and volume for the Common Shares. The Company anticipates filing an application to have the shares quoted on the OTCQB Market. There can be no assurance that a market for the Common Shares will develop or be maintained on the OTCQB market, and the Company’s stockholders may find it more difficult to buy or sell their shares. There can be no assurance that the Company will succeed in its efforts to appeal the Delist Determination to the Listing Council, or, if successful, that the Company will be able to satisfy any conditions imposed by the Listing Council to maintain its Nasdaq listing.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to regain compliance with the Minimum Bid Price Rule or the Net Income Requirement, the outcome of any Nasdaq appeal process. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2026
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer